Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2019
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.91%	1.05%	0.21%	0.91%	1.92%
Return on equity (ratio of net income to average equity) (1)	7.71	9.04	1.84	7.68	15.72
Net interest rate spread (1)	3.23	3.38	3.30	3.35	3.24
Net interest margin (1)	3.50	3.67	3.60	3.64	3.52
Efficiency ratio	66.98	64.62	65.19	68.03	51.22
Noninterest expense to average total assets (1)	2.56	2.54	2.48	2.60	2.88
Average interest–earning assets to average interest–bearing liabilities	132.47	131.18	131.66	131.53	133.35
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	222	223	231	235	236

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,785	$13,074	$13,998	$12,016	$13,805
Interest-bearing deposits in other financial institutions	180,540	127,719	89,609	66,206	84,399
Securities, at fair value	60,193	65,440	87,080	83,240	88,179
Loans receivable, net	1,168,008	1,213,948	1,267,454	1,306,475	1,323,793
Other real estate owned, net	186	269	497	921	1,226
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	8,026	8,026
Premises and equipment, net	24,346	24,598	24,923	24,992	25,205
Bank-owned life insurance	18,945	18,914	18,877	18,839	18,809
Deferred taxes	3,873	4,556	4,816	5,023	6,235
Other assets	14,649	15,974	19,178	19,282	15,648
Total assets	$1,488,015	$1,491,982	$1,533,922	$1,545,020	$1,585,325

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,284,757	$1,288,825	$1,330,207	$1,326,746	$1,352,484
Borrowings	61	1,253	798	16,106	21,049
Other liabilities	28,825	28,037	31,426	25,948	24,642
Total liabilities	1,313,643	1,318,115	1,362,431	1,368,800	1,398,175
Stockholders’ equity	174,372	173,867	171,491	176,220	187,150
Total liabilities and stockholders’ equity	$1,488,015	$1,491,982	$1,533,922	$1,545,020	$1,585,325

(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2019	2018
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$15,732	$16,628	$16,522	$16,526	$16,146	$65,408	$61,287
Total interest expense	3,105	3,386	3,419	3,307	3,043	13,217	9,217
Net interest income before provision (recovery)	12,627	13,242	13,103	13,219	13,103	52,191	52,070
Provision for (recovery of) loan losses	89	(134)	3,957	(87)	403	3,825	145
Net interest income	12,538	13,376	9,146	13,306	12,700	48,366	51,925
Noninterest income	1,648	1,474	1,426	1,624	8,674	6,172	14,877
Noninterest expense	9,562	9,509	9,472	10,098	11,155	38,641	40,754
Income before income tax	4,624	5,341	1,100	4,832	10,219	15,897	26,048
Income tax expense	1,234	1,417	293	1,281	2,803	4,225	6,706
Net income	$3,390	$3,924	$807	$3,551	$7,416	$11,672	$19,342
Basic and diluted earnings per common share	$0.22	$0.26	$0.05	$0.22	$0.44	$0.75	$1.11

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$957	$983	$974	$930	$998	$3,844	$3,968
Loan servicing fees	273	99	56	23	208	451	439
Commercial mortgage brokerage fees	54	4	8	—	—	66	138
Residential mortgage banking fees	18	24	13	28	31	83	119
Gain on sale of equity securities	—	—	—	295	3,572	295	3,558
Unrealized gain on equity securities	—	—	—	—	3,427	—	3,427
Gain on sale of premises held-for-sale	—	—	—	—	—	—	93
Loss on disposal of other assets	(25)	—	—	(19)	—	(44)	—
Trust and insurance commissions and annuities income	217	198	224	205	267	844	937
Earnings on bank-owned life insurance	31	37	38	30	28	136	174
Bank-owned life insurance death benefit	—	—	—	—	—	—	1,389
Other	123	129	113	132	143	497	635
Total noninterest income	$1,648	$1,474	$1,426	$1,624	$8,674	$6,172	$14,877

Noninterest Expense
Compensation and benefits	$5,138	$5,218	$5,207	$5,703	$6,755	$21,266	$22,987
Office occupancy and equipment	1,726	1,877	1,621	1,845	1,795	7,069	6,817
Advertising and public relations	169	182	145	161	237	657	848
Information technology	855	716	736	692	726	2,999	2,792
Supplies, telephone, and postage	288	310	319	399	363	1,316	1,433
Amortization of intangibles	14	13	14	20	21	61	184
Nonperforming asset management	(24)	17	58	54	40	105	353
Loss (gain) on sales of other real estate owned	1	(21)	4	(95)	—	(111)	56
Valuation adjustments of other real estate owned	—	17	21	—	—	38	27
Operations of other real estate owned, net	29	23	22	51	77	125	349
FDIC insurance premiums	—	(127)	146	108	99	127	437
Other	1,366	1,284	1,179	1,160	1,042	4,989	4,471
Total noninterest expense	$9,562	$9,509	$9,472	$10,098	$11,155	$38,641	$40,754

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate	$55,750	$60,757	$64,192	$66,833	$70,371
Multi–family mortgage	563,750	577,656	619,898	634,328	619,870
Nonresidential real estate	134,674	140,410	145,416	148,601	152,442
Construction and land	—	88	117	145	172
Commercial loans	145,714	163,846	153,709	172,264	187,406
Commercial leases	272,629	275,800	289,107	289,750	299,394
Consumer	2,211	2,052	1,861	1,846	1,539
	1,174,728	1,220,609	1,274,300	1,313,767	1,331,194
Net deferred loan origination costs	912	942	978	1,062	1,069
Allowance for loan losses	(7,632)	(7,603)	(7,824)	(8,354)	(8,470)
Loans, net	$1,168,008	$1,213,948	$1,267,454	$1,306,475	$1,323,793

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$437	$721	$836	$695	$647
Multi–family mortgage	19,848	6,960	9,258	27,871	71,101
Nonresidential real estate	174	387	4,100	1,641	7,120
Commercial loans	134,330	141,314	153,537	155,123	171,048
Commercial leases	33,183	30,998	34,959	27,611	52,929
Consumer	1,018	852	842	1,174	913
	$188,990	$181,232	$203,532	$214,115	$303,758
Weighted average rate	5.41%	5.75%	6.27%	6.15%	5.91%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$5,317	$4,127	$3,415	$4,195	$7,590
Multi–family mortgage	33,916	49,374	23,685	13,308	35,135
Nonresidential real estate	5,854	6,802	7,165	5,542	4,315
Construction and land	88	28	27	27	27
Commercial loans	151,432	130,208	167,352	170,387	151,768
Commercial leases	36,488	44,035	39,633	37,259	50,742
Consumer	796	703	800	781	868
	$233,891	$235,277	$242,077	$231,499	$250,445
Weighted average rate	5.46%	5.45%	5.91%	5.91%	5.59%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$512	$1,163	$928	$848	$1,247
Nonresidential real estate	288	284	2,083	242	270
Commercial loans	—	—	—	354	—
Nonaccrual loans	800	1,447	3,011	1,444	1,517

Loans past due over 90 days, still accruing - commercial leases	47	—	—	—	—

Other real estate owned:
One–to–four family residential real estate	186	269	497	921	875
Multi–family mortgage	—	—	—	—	276
Nonresidential real estate	—	—	—	—	74
Land	—	—	—	—	1
Other real estate owned	186	269	497	921	1,226

Nonperforming assets	$1,033	$1,716	$3,508	$2,365	$2,743

Asset Quality Ratios
Nonperforming assets to total assets	0.07%	0.12%	0.23%	0.15%	0.17%
Nonperforming loans to total loans	0.07	0.12	0.24	0.11	0.11
Nonperforming commercial-related loans to total commercial-related loans (1)	0.03	0.02	0.17	0.05	0.02
Nonperforming residential and consumer loans to total residential and consumer loans	0.88	1.85	1.40	1.23	1.73
Allowance for loan losses to nonperforming loans	901.06	525.43	259.85	578.53	558.34

Concentrations of Credit
Commercial Real Estate for FFEIC Concentration Limits	$699,434	$688,887	$734,567	$749,755	$737,887
% FFIEC Total Capital	393.32%	403.95%	437.62%	440.83%	413.00%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$336,287	$302,648	$286,910	$351,284	$370,512
% FFIEC Total Capital	197.58%	177.47%	170.93%	206.54%	207.38%

Commercial Leases - Investment rated	$133,839	$133,049	$143,148	$157,215	$166,209
Commercial Leases - Other	138,790	142,751	145,959	132,535	133,185

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction and land, Commercial loans and Commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$568	$577	$487	$384	$365
Multi–family mortgage	206	211	213	214	216
Nonresidential real estate	90	93	93	95	98
Commercial loans	—	—	500	3,033	342
Commercial leases	136	—	—	—	—
Consumer	53	3	1	9	7
	$1,053	$884	$1,294	$3,735	$1,028

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,603	$7,824	$8,354	$8,470	$8,103
Charge-offs:
One–to–four family residential real estate	(105)	(44)	(50)	(23)	(17)
Nonresidential real estate	—	(55)	—	(28)	(93)
Commercial loans	—	—	(4,443)	—	—
Consumer	(11)	(5)	(10)	(5)	(12)
	(116)	(104)	(4,503)	(56)	(122)
Recoveries:
One–to–four family residential real estate	47	5	6	17	76
Multi–family mortgage	7	8	8	8	8
Commercial loans	2	4	2	2	2
	56	17	16	27	86
Net charge–offs	(60)	(87)	(4,487)	(29)	(36)
Provision for (recovery of) loan losses	89	(134)	3,957	(87)	403
Ending balance	$7,632	$7,603	$7,824	$8,354	$8,470

Allowance for loan losses to total loans	0.65%	0.62%	0.61%	0.64%	0.64%
Net charge–off ratio (1)	(0.02)	(0.03)	(1.38)	(0.01)	(0.01)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$210,762	$208,347	$213,966	$222,328	$230,041
Interest–bearing NOW accounts	273,168	274,752	278,405	266,402	275,830
Money market accounts	245,610	237,022	246,941	248,657	255,951
Savings deposits	153,183	149,431	153,414	155,505	152,334
Certificates of deposit - retail	336,949	344,327	348,685	341,266	332,053
Certificates of deposit - wholesale	65,085	74,946	88,796	92,588	106,275
	$1,284,757	$1,288,825	$1,330,207	$1,326,746	$1,352,484

SELECTED AVERAGE BALANCES
Total average assets	$1,496,379	$1,498,380	$1,529,033	$1,553,484	$1,548,292
Total average interest–earning assets	1,429,300	1,430,830	1,458,180	1,474,355	1,478,028
Average loans	1,189,771	1,239,774	1,297,548	1,304,385	1,296,108
Average securities	64,658	78,221	86,144	91,271	98,756
Average stock in FHLB & FRB	7,490	7,490	7,629	8,026	8,026
Average other interest–earning assets	167,381	105,345	66,859	70,673	75,138
Total average interest–bearing liabilities	1,078,940	1,090,766	1,107,540	1,120,957	1,108,397
Average interest–bearing deposits	1,078,537	1,089,596	1,106,439	1,106,582	1,085,611
Average borrowings	403	1,170	1,101	14,375	22,786
Average stockholders’ equity	175,977	173,698	175,452	184,957	188,643

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.37%	4.61%	4.54%	4.55%	4.33%
Average loans	4.82	4.92	4.76	4.77	4.59
Average securities	2.27	2.58	2.80	2.67	2.38
Average other interest–earning assets	1.94	2.50	2.63	2.71	2.36
Total average interest–bearing liabilities	1.14	1.23	1.24	1.20	1.09
Average interest–bearing deposits	1.14	1.23	1.24	1.18	1.07
Average cost of total deposits	0.95	1.03	1.04	0.99	0.89
Average cost of retail and commercial deposits	1.04	1.13	1.13	1.08	0.97
Average cost of wholesale deposits and borrowings	2.53	2.48	2.39	2.29	2.09
Average cost of funds	0.95	1.03	1.04	1.00	0.90
Net interest rate spread	3.23	3.38	3.30	3.35	3.24
Net interest margin	3.50	3.67	3.60	3.64	3.52

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019				2018
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	11.72%	11.65%	11.18%	11.41%	11.81%
Tangible equity to tangible total assets (end of period)	11.72	11.65	11.18	11.40	11.80
Risk–based total capital ratio	17.23	16.17	15.17	15.47	16.33
Common Tier 1 (CET1)	16.48	15.47	14.49	14.76	15.61
Risk–based tier 1 capital ratio	16.48	15.47	14.49	14.76	15.61
Tier 1 leverage ratio	11.48	11.43	11.04	11.13	11.82
Tier 1 capital	$171,524	$171,050	$168,461	$172,486	$182,404
BankFinancial, NA
Risk–based total capital ratio	16.38%	15.46%	14.46%	14.58%	15.30%
Common Tier 1 (CET1)	15.63	14.76	13.78	13.86	14.57
Risk–based tier 1 capital ratio	15.63	14.76	13.78	13.86	14.57
Tier 1 leverage ratio	10.89	10.90	10.49	10.45	11.03
Tier 1 capital	$162,455	$162,818	$159,917	$161,723	$170,194

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$13.08	$11.90	$13.99	$14.87	$14.95
High	14.14	14.29	15.63	16.06	16.06
Low	11.52	11.10	13.44	13.46	13.88
Common shares outstanding	15,278,464	15,373,964	15,373,964	15,644,499	16,481,514
Book value per share	$11.41	$11.31	$11.15	$11.26	$11.36
Tangible book value per share	$11.41	$11.31	$11.15	$11.26	$11.35
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	45.30%	39.18%	191.78%	46.35%	22.74%
Stock repurchases	$1,298	$—	$4,001	$12,840	$10,691
Stock repurchases – shares	95,500	—	270,535	837,015	724,789

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,390	$3,924	$807	$3,551	$7,416
Weighted average basic and dilutive common shares outstanding	15,342,524	15,373,964	15,472,618	16,202,303	16,820,641
Basic and diluted earnings per common share	$0.22	$0.26	$0.05	$0.22	$0.44

(1)
As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules. BankFinancial Corporation capital data is included for information purposes only.